                       Securities and Exchange Commission
                             Washington, D.C. 20549

                        RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                               [Amendment No. 6]

                               BOOK CENTERS, INC.
                              (Name of the Issuer)

                               DANIEL P. HALLORAN
                                 BARRY E. FAST
                               BOOK CENTERS, INC.
                      (Name of Person(s) Filing Statement)

                Common Stock, no par value, of Book Centers, Inc.
                         (Title of Class of Securities)

                                   098539 10 9
                      (CUSIP Number of Class of Securities)

                                 David R. Ludwig
                           Farleigh, Wada & Witt, P.C.
                      600 Bank of America Financial Center
                            121 S.W. Morrison Street
                             Portland, Oregon 97204
                                 (503) 228-6044
            (Name, address, and telephone number of person authorized
               to receive notices and communications on behalf of
                           person(s) filing statement)

                   This statement is filed in connection with
                          (check the appropriate box):

a.    __X__    The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1],
               Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-
               3(c) [Section 240.13e-(c)] under the Securities Exchange Act of
               1934.

b.    _____    The filing of a registration statement under the Securities Act of 1933.

c.    _____    A tender offer.

d.    _____    None of the above.

Check the following box if the soliciting material or information statement referred to in checking box (a) are preliminary copies: ____.

                            Calculation of Filing Fee

Transaction valuation                                      Amount of Filing Fee

$37,219*                                                   $7.44

__x__ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       Amount Previously Paid:     $125.00

       Form or Registration No.:   Preliminary Proxy Statement

       Filing Party:               Book Centers, Inc.

       Date Filed:                 April 26, 1996

Notes:
-----
* 413,541 shares of the Issuer's Common Stock, no par value, redeemed for cash consideration of nine cents per share.

                                  INTRODUCTION

     This Amendment No. 6 to Rule 13E-3 Transaction Statement is being filed by Book Centers, Inc. (the "Corporation") with respect to the class of equity securities of the Corporation that is subject to a Rule 13e-3 transaction. The Corporation submitted to its stockholders at a Special Meeting of Stockholders held on October 18, 1996 (the "Special Meeting") a proposal to approve and adopt Articles of Amendment to its Restated Articles of Incorporation providing
(a) for a reduction in the number of authorized shares of the Corporation's common stock, no par value (the "Common Stock"), from 50,000,000 shares to 500 shares (the "New Common Stock"), (b) for a 100,000 to one reverse stock split of the Corporation's Common Stock, and (c) for a cash payment in the amount of nine cents per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of the New Common Stock to stockholders who, after the reverse stock split, own less than one share of the New Common Stock (items (a), (b), and (c) will be considered one proposal and will be referred to herein as the "Reverse Stock Split"). The stockholders approved the Articles of Amendment at the Special Meeting. The Corporation filed the Articles of Amendment with the Secretary of State of the State of Oregon on October 18, 1996. The Reverse Stock Split became effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Oregon, resulting in the automatic conversion of every 100,000 shares of Common Stock into one share of New Common Stock. As a result of the Reverse Stock Split, the Corporation will acquire for cash from all stockholders who, after the Reverse Stock Split, owned less than one share of the New Common Stock as of October 18, 1996, at a price equal to nine cents per share of Common Stock. Such stockholders also ceased to be stockholders of the Corporation as of October 18, 1996. All other stockholders own shares of the New Common Stock in an amount equal to the number of shares of Common Stock which such stockholders held of record as of October 18, 1996, divided by 100,000.

     The following Cross Reference Sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the definitive Proxy Statement for the Special Meeting held on October 18, 1996, filed by Corporation with the Securities and Exchange Commission on September 27, 1996 (including all annexes and schedules thereto, the "Proxy Statement") of the information required to be included in response to the items of this Statement. The information in the Proxy Statement is hereby expressly incorporated by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

                    CROSS REFERENCE SHEET SHOWING LOCATION
                       IN PROXY STATEMENT OF INFORMATION
                      REQUIRED BY ITEMS IN SCHEDULE 13E-3


     SCHEDULE 13E-3 ITEM                  LOCATION IN PROXY STATEMENT
     -------------------                  ---------------------------


1.   Issuer and Class of Security Subject
     to the Transaction

     Item 1(a)........................... Cover Page

     Item 1(b)........................... Cover Page, "Summary - The Special
                                          Meeting," "The Reverse Stock Split -
                                          Voting; Vote Required," and "Market
                                          Prices of Shares of Common Stock;
                                          Dividends"

     Item 1(c)........................... "Market Prices of Shares of Common
                                          Stock; Dividends"

     Item 1(d)........................... "Market Prices of Shares of Common
                                          Stock; Dividends"

     Item 1(e)........................... Not applicable

     Item 1(f)........................... "Market Prices of Shares of Common
                                          Stock; Dividends" and "The Reverse
                                          Stock Split - Transactions in Shares
                                          of Common Stock of Corporation"

2.   Identity and Background

     Items 2(a)-(d) and (g).............. "Directors and Executive Officers"
                                          and "Security Ownership of Certain
                                          Beneficial Owners and Management"

     Items (e) and (f)................... Not applicable

3.   Past Contacts, Transactions or
     Negotiations

     Item 3(a)(1) ....................... "The Reverse Stock Split -
                                          Transactions in Shares of Common
                                          Stock of Corporation"

     Items 3(a)(2) and (b)............... Not applicable

4.   Terms of the Transaction

     Items 4(a)-(b)...................... "The Reverse Stock Split - Amendment
                                          of Restated Articles of Incorporation
                                          to Effect the Reverse Stock Split"
                                          and "The Reverse Stock Split -
                                          Exchange of Shares and Payment in
                                          Lieu of Issuance of Fractional
                                          Shares"

5.   Plans or Proposals of the Issuer or
     Affiliate

     Items 5(a)-(g)...................... "Special Factors - Plans for the
                                          Corporation after the Reverse Stock
                                          Split" and "Special Factors - Certain
                                          Effects of the Reverse Stock Split"

                                     ii


6.   Source and Amounts of Funds or Other
     Consideration

     Items 6(a)-(c)...................... "Special Factors - Source and Amounts
                                          of Funds for and Expenses of the
                                          Reverse Stock Split"

     Items 6(d).......................... Not applicable

7.   Purpose(s), Alternatives, Reasons
     and Effects

     Item 7(a)........................... "Special Factors - Background and
                                          Reasons for the Reverse Stock Split"
                                          and "Special Factors - Purposes of
                                          the Reverse Stock Split"

     Item 7(b)........................... "Special Factors - Purposes of the
                                          Reverse Stock Split"

     Item 7(c)........................... "Special Factors - Background and
                                          Reasons for the Reverse Stock Split"
                                          and "Special Factors - Purposes of
                                          the Reverse Stock Split"

     Item 7(d)........................... "Special Factors - Certain Effects of
                                          the Reverse Stock Split" and "Special
                                          Factors - Certain Federal Income Tax
                                          Consequences"

8.   Fairness of the Transaction

     Item 8(a)........................... "Special Factors - Recommendations of
                                          the Board of Directors; Fairness of
                                          the Reverse Stock Split" and "The
                                          Reverse Stock Split - Transactions in
                                          Shares of Common Stock of
                                          Corporation"

     Item 8(b)........................... "Special Factors - Recommendations of
                                          the Board of Directors; Fairness of
                                          the Reverse Stock Split" and "The
                                          Reverse Stock Split - Transactions in
                                          Shares of Common Stock of
                                          Corporation"

     Item 8(c)........................... "Summary - The Special Meeting,"
                                          "Special Factors - Recommendations of
                                          the Board of Directors; Fairness of
                                          the Reverse Stock Split," and "The
                                          Reverse Stock Split - Voting; Vote
                                          Required"

     Item 8(d)........................... "Special Factors - Recommendations of
                                          the Board of Directors; Fairness of
                                          the Reverse Stock Split," "Special
                                          Factors - Interest of Certain Persons
                                          in Reverse Stock Split; Conflicts of
                                          Interest," and "The Reverse Stock
                                          Split - Transactions in Shares of
                                          Common Stock of Corporation"

     Item 8(e)........................... "Special Factors - Recommendations of
                                          the Board of Directors; Fairness of
                                          the Reverse Stock Split" and "The
                                          Reverse Stock Split - Transactions in
                                          Shares of Common Stock of
                                          Corporation"

      Item 8(f)........................... Not applicable

                                    iii


9.   Reports, Opinions, Appraisals and
     Certain Negotiations

     Items 9(a)-(c)...................... "Special Factors - Lack of Opinions,
                                          Appraisals, and Reports," "Special
                                          Factors - Recommendations of the
                                          Board of Directors; Fairness of the
                                          Reverse Stock Split," and "The
                                          Reverse Stock Split - Transactions in
                                          Shares of Common Stock of
                                          Corporation"

10.  Interest in Securities of the Issuer

     Item 10(a).......................... "Security Ownership of Certain
                                          Beneficial Owners and Management"

     Item 10(b).......................... "The Reverse Stock Split -
                                          Transactions in Shares of Common
                                          Stock of Corporation"

11.  Contracts, Arrangements or
     Understandings with Respect to the
     Issuer's Securities................. "Special Factors - Interest of
                                          Certain Persons in the Reverse Stock
                                          Split; Conflicts of Interest"

12.  Present Intention and Recommendation
     of Certain Persons with Regard to
     the Transaction

     Items 12(a)-(b)..................... "Summary - The Special Meeting,"
                                          "Special Factors - Recommendations of
                                          the Board of Directors; Fairness of
                                          the Reverse Stock Split," and "The
                                          Reverse Stock Split - Voting; Vote
                                          Required"

13.  Other Provisions of the Transaction

     Item 13(a).......................... "The Reverse Stock Split - Dissenting
                                          Stockholders' Rights"

     Items 13(b) and (c)................. Not applicable

14.  Financial Information

     Item 14(a).......................... "Financial Information"

     Item 14(b).......................... Not applicable

15.  Persons and Assets Employed,
     Retained or Utilized

     Items 15(a) and (b)................. "Summary - The Special Meeting"

16.  Additional Information.............. Proxy Statement in its entirety

17.  Material to be Filed as Exhibits.... Separately included herewith


Item 1.  Issuer and Class of Security Subject to the Transaction.

     (a) The name of the issuer is Book Centers, Inc., an Oregon corporation, and the address of its principal executive offices is 5600 N.E. Hassalo Street, Portland, Oregon 97213.

     (b) The exact title of the class of equity securities to which this statement relates is Common Stock, no par value. The information set forth under the captions "Summary - The Special Meeting," "The Reverse Stock Split - Voting; Vote Required," and "Market Prices of Shares of Common Stock; Dividends" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth under the caption "Market Prices of Shares of Common Stock; Dividends" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth under the caption "Market Prices of Shares of Common Stock; Dividends" of the Proxy Statement is incorporated herein by reference.

     (e)  Not applicable.

     (f) The information set forth under the captions "Market Prices of Shares of Common Stock; Dividends" and "The Reverse Stock Split - Transactions in Shares of Common Stock of Corporation" of the Proxy Statement is incorporated herein by reference.

Item 2.  Identity and Background.

     (a)-(d) and (g) This Statement is filed by Book Centers, Inc., an Oregon corporation, engaged in the business of the distribution of books, with its principal executive offices at 5600 N.E. Hassalo Street, Portland, Oregon 97213. This Statement is also filed by Daniel P. Halloran and Barry E. Fast, executive officers, directors, and shareholders of Book Centers, Inc. The information set forth under the captions "Directors and Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

     (e) and (f) Each person described under the captions "Directors and Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is a citizen of the United States and during the last five years no such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and no such person was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

Item 3.  Past Contracts, Transactions or Negotiations.

     (a)(1) The information set forth under the caption "The Reverse Stock Split - Transactions in Shares of Common Stock of Corporation" of the Proxy Statement is incorporated herein by reference.

     (a)(2) and (b)  Not applicable.

Item 4.  Terms of the Transaction.

     (a)-(b) The information set forth under the captions "The Reverse Stock Split - Amendment of Restated Articles of Incorporation to Effect the Reverse Stock Split" and "The Reverse Stock Split - Exchange of Shares and Payment in Lieu of Issuance of Fractional Shares" of the Proxy Statement is incorporated herein by reference.

Item 5.  Plans or Proposals of the Issuer or Affiliate.

     (a)-(g)  The information set forth under the captions "Special Factors
- Plans for the Corporation after the Reverse Stock Split" and "Special Factors
- Certain Effects of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

Item 6.  Source and Amounts of Funds or Other Consideration.

     (a)-(c)  The information set forth under the caption "Special Factors
- Source and Amounts of Funds for and Expenses of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (d)  Not applicable.

Item 7.  Purpose(s), Alternatives, Reasons and Effects.

     (a) The information set forth under the captions "Special Factors - Background and Reasons for the Reverse Stock Split" and "Special Factors - Purposes of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth under the captions "Special Factors - Purposes of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth under the captions "Special Factors - Background and Reasons for the Reverse Stock Split" and "Special Factors - Purposes of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth under the captions "Special Factors - Certain Effects of the Reverse Stock Split" and "Special Factors - Certain Federal Income Tax Consequences" of the Proxy Statement is incorporated herein by reference.

Item 8.  Fairness of the Transaction.

      (a) The information set forth under the captions "Special Factors - Recommendations of the Board of Directors; Fairness of the Reverse Stock Split" and "The Reverse Stock Split - Transactions in Shares of Common Stock of Corporation" of the Proxy Statement is incorporated herein by reference.

      (b)  The information set forth under the captions "Special Factors
- Recommendations of the Board of Directors; Fairness of the Reverse Stock Split" and "The Reverse Stock Split - Transactions in Shares of Common Stock of Corporation" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth under the captions "Summary - The Special Meeting," "Special Factors - Recommendations of the Board of Directors; Fairness of the Reverse Stock Split," and "The Reverse Stock Split - Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth under the captions "Special Factors - Recommendations of the Board of Directors; Fairness of the Reverse Stock Split," "Special Factors - Interest of Certain Persons in Reverse Stock Split; Conflicts of Interest," and "The Reverse Stock Split - Transactions in Shares of Common Stock of Corporation" of the Proxy Statement is incorporated herein by reference.

     (e) The information set forth under the captions "Special Factors - Recommendations of the Board of Directors; Fairness of the Reverse Stock Split" and "The Reverse Stock Split - Transactions in Shares of Common Stock of Corporation" of the Proxy Statement is incorporated herein by reference.

     (f)  Not applicable.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.

     (a)-(c) The information set forth under the captions "Special Factors - Lack of Opinions, Appraisals, and Reports," "Special Effects - Recommendations of the Board of Directors; Fairness of the Reverse Stock Split," and "The Reverse Stock Split - Transactions in Shares of Common Stock of Corporation" of the Proxy Statement is incorporated herein by reference.

Item 10.  Interest in Securities of the Issuer.

     (a) The information with respect to the ownership of and transactions in Common Stock set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

     (b) The information with respect to the ownership of and transactions in Common Stock set forth under the caption "The Reverse Stock Split - Transactions in Shares of Common Stock of Corporation" of the Proxy Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements, or Understandings with Respect to the Issuer's Securities.

     The information set forth under the caption "Special Factors - Interest of Certain Persons in the Reverse Stock Split; Conflicts of Interest" is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

     (a)-(b) The information set forth under the captions "Summary - The Special Meeting," "Special Factors - Recommendations of the Board of Directors; Fairness of the Reverse Stock Split," and "The Reverse Stock Split - Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.

Item 13.  Other Provisions of the Transaction.

     (a)  The information set forth under the caption "The Reverse Stock Split
- Dissenting Stockholders' Rights" of the Proxy Statement is incorporated herein by reference.

     (b)-(c)  Not applicable.

Item 14.  Financial Information.

     (a) The information set forth under the caption "Financial Information" of the Proxy Statement is incorporated herein by reference.

     (b)  Not applicable.

Item 15.  Persons and Assets Employed, Retained or Utilized.

     (a)-(b) The information set forth under the caption "Summary - The Special Meeting" of the Proxy Statement is incorporated herein by reference.

Item 16.  Additional Information.

     All of the information set forth in the Proxy Statement is incorporated herein by reference.

Item 17.  Material to be Filed as Exhibits.

     (a), (c), and (f)  Not applicable.

     (b)     Appraisal of The Parrott Partnership.*

     (d)(1) Proxy Statement of Book Centers, Inc. for the Special Meeting of Stockholders held on October 18, 1996.*

     (d)(2)  Proxy Card.*

     (e) Statement of appraisal rights is incorporated by reference from Annex B to the Proxy Statement filed as Exhibit (d)(1) hereto.*

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated: October 25, 1996                   /s/ Daniel P. Halloran
                                          -------------------------------------
                                          Daniel P. Halloran


Dated: October 28, 1996                   /s/ Barry E. Fast
                                          -------------------------------------
                                          Barry E. Fast

                                          BOOK CENTERS, INC.



Dated: October 25, 1996                   By:    /s/ Daniel P. Halloran
                                                 -----------------------------
                                          Name:  Daniel P. Halloran
                                          Title: Chairman of the Board, Chief
                                                 Executive Officer, and
                                                 President

------------------------------
*  Previously filed.

                                 EXHIBIT INDEX


EXHIBIT               DESCRIPTION                                       PAGE
-------               -----------                                       ----


(a), (c), and (f)     Not applicable.

(b)                   Appraisal of The Parrott Partnership.*

(d)(1)                Proxy Statement of Book Centers, Inc. for the
                      Special Meeting of Stockholders held on
                      October 18, 1996.*

(d)(2)                Proxy Card.*

(e) Statement of appraisal rights is incorporated by reference from Annex B to the Proxy
                      Statement filed as Exhibit (d)(1) hereto.*


---------------------------
*  Previously filed.